Exhibit 10.41

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT No. 4 TO PRIMARY SUPPLIER DISTRIBUTION AGREEMENT

(SOUTHEAST AND MIDWEST)

This Amendment No. 4 (this “Amendment”) to the Primary Supplier Distribution Agreement (Southeast and Midwest) among Core-Mark International, Inc.(“Core-Mark”) and GPM Investments, LLC, GPM Southeast, LLC, GPM Midwest, LLC, and GPM Apple, LLC (collectively, “GPM”) is made on February 10, 2020 but effective retroactively to October 1, 2019 (the “Effective Date”) and amends that certain Primary Supplier Distribution Agreement (Southeast and Midwest) (the “Agreement”) originally executed by GPM Southeast, LLC and GPM Midwest, LLC (and to which GPM Investments, LLC and GPM Apple, LLC were added by amendment) and Core-Mark with an effective date of January 1, 2016 (as amended, the “Agreement”).

AMENDMENT

Now therefore, in consideration of the covenants and promises in the Agreement and in this Amendment, the sufficiency and adequacy of which is agreed to and acknowledged, the parties hereto agree to amend the following specific terms of the Agreement as set forth herein. All other terms and conditions and provisions of the agreement shall continue in full force and effect.

1.	Restocking Fee

For any items with a restocking fee of [***], as set forth in Exhibit D (Credit Return Policy), the restocking fees shall be reduced from [***] effective October 1, 2019 through December 31, 2019 and then adjusted from [***] January 1, 2020 through [***].

2.	Assignment

The Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party, which consent shall not be reasonably withheld or delayed. However, the Agreement will be assigned to any entity acquiring all or substantially all of the business or assets of either party, including all or substantially all of the stores subject to the Agreement, provided however that any acquiring party of GPM has been approved in advance to be credit worthy as determined by Core-Mark in its sole and reasonable discretion.

Authority to Sign:

Each of the individuals signing this Amendment on behalf of Core-Mark and GPM represents and warrants to the other party that they have full authority to do so and that this Amendment legally binds the respective parties.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY

[***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE

COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date and year first written above.

GPM Southeast, LLC GPM Investments, LLC GPM Midwest, LLC GPM Apple, LLC	CORE-MARK International

/s/ Arie Kotler	/s/ Chandler Beck
(Signature)	(Signature)

CEO	Vice President of Sales
(Title)	(Title)

02/10/2020	2/10/20
(Date)	(Date)

/s/ Michael Bloom
(Signature)

EVP CMO
(Title)

2-10-20
(Date)